EXHIBIT 10.1 - WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT THE PROPOSED SALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

For the Purchase of                                                     No. 1
60,000 shares of Common Stock

                          DATE OF WARRANT: MAY 15, 2003

                           WARRANT FOR THE PURCHASE OF
                            SHARES OF COMMON STOCK OF
                       ACTION PRODUCTS INTERNATINAL, INC.
                             (A FLORIDA CORPORATION)

     FOR VALUE RECEIVED, Action Products International, Inc. ("Company"), hereby certifies that CEOCast, Inc. ("Holder"), or his, her or its Permitted Transferees with its principal executive offices located at 55 John Street, 11th Floor, New York, New York 10038 is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on the date hereof and expiring on May 14, 2004, Sixty Thousand (60,000) shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), at a purchase price equal to $2.00 per share (the "Warrant"). The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

     1. EXERCISE

     (a) PROCEDURE FOR EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise form attached hereto duly executed by such Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment to the Company of the Exercise Price multiplied by the number of Warrant Shares to be purchased ("Aggregate Purchase Price") (i) in cash, (ii) by certified check, (iii) by wire transfer, or (iv) by a combination of (i), (ii) and (iii).

     (b) DATE OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant, together with the Notice of Exercise form attached hereto duly executed by such Holder or Permitted Transferee shall have been surrendered to the Company. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (c) ISSUANCE OF CERTIFICATE. As soon as practicable after the exercise of the purchase right represented by this Warrant, and in any event within ten (10) business days thereafter, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct
(i) a certificate or certificates for the number of full shares of Warrant
Shares


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to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, an additional share as determined pursuant to Section 3 hereof, and (ii) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1(a) above. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Warrant Shares upon exercise of this Warrant.

     (d) CASHLESS EXERCISE. As an alternative to the exercise procedures set forth in Section 1(a), this Warrant may be exercised by the Holder at any time on or after October 12, 2003, by directing the Company to retain from the Warrant Shares being purchased Warrant Shares with an aggregate Fair Market Value as of the date of exercise equal to the Aggregate Purchase Price. For purposes of this Warrant, "Fair Market Value" means, with respect to a share of Common Stock, either: (x) if there shall not then be a public market for the Common Stock, the fair market value per share of Common Stock as determined by the Board of Directors in good faith exercising its fiduciary duties; or (y) if there shall then be a public market for the Common Stock, the Daily Market Prices (as defined below) for the Trading Day during which the Holder delivers to the Company written notice of exercise under this Section 1(d), provided, however, if such notice is after the close of trading on such Trading Day, the Holder must deliver such notice to the Company prior to commencement of trading of the Common Stock on the following Trading Day. The "Daily Market Price" for such Trading Day shall be: (A) the last sale price on such day on the principal stock exchange or the Nasdaq Stock Market ("Nasdaq") on which the Common Stock is then listed or admitted to trading; (B) if no sale takes place on such day on any such exchange or Nasdaq, the average of the last reported closing bid and ask prices on such day as officially quoted on any such exchange or Nasdaq; (C) if the Common Stock is not then listed or admitted to trading on any stock exchange or Nasdaq, the average of the last reported closing bid and ask prices on such day in the over-the-counter market as furnished by the Nasdaq or the National Quotation Bureau, Inc.; (D) if neither Nasdaq nor the National Quotation Bureau, Inc. is, at the time, engaged in the business of reporting bid and ask prices, as furnished by any similar firm then engaged in such business; or (E) if there is no such firm, as furnished by any member of the National Association of Securities Dealers (the "NASD") selected by the Holder and the Company or, if they cannot agree upon such selection, the average furnished by two such members of the NASD, one of which shall be selected by the Holder and one of which shall be selected by the Company. "Trading Day" for this purpose means any day that the New York Stock Exchange is open for trading. The right of the Holder under this Section 1(d) shall terminate on the date the Securities and Exchange Commission declares effective a registration statement registering the offer and sale by the Holder of the Warrant Shares under the Securities Act of 1933, as amended.

     2. ADJUSTMENTS.

     (a) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), shall be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

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     (b) RECLASSIFICATION REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 2(a) above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof, the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) MERGER, CONSOLIDATION, SHARE EXCHANGE, REORGANIZATION, ETC. If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, recapitalization, exchange of shares, or reorganization of the Company, sale or transfer of substantially all of the assets of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then lawful provision shall be made by the Company so that the Holder exercising this Warrant shall receive, for the aggregate Exercise Price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, recapitalization, exchange of shares, reorganization, sale or other similar event.

     (d) NO LIMITATIONS ON THE COMPANY. This Warrant shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. Nothing herein shall be construed as creating any limitations upon the right and authority of the Board of Directors of the Company to adopt such incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board of Directors in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights.

     (e) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.

     3. FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares of Common Stock upon exercise. If any fractions of a share would, but for this Section 3, be issuable upon any exercise, in lieu of such fractional share the Company shall round up to the nearest whole number.

     4. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares, as of the date of original issuance of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or

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otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective Registration Statement under the Securities Act as to this Warrant or such Warrant Shares or (b) an opinion of counsel, reasonably acceptable to the Company, that such registration and qualification are not required. The Warrant Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT THE PROPOSED SALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

The Holder hereof and the Company agree to execute such other documents and instruments as the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

The Company covenants and agrees that (i) all Warrant Shares which may be issued upon exercise of the Warrant, upon issuance, shall be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; (ii) the Company will not close its books against the exercise of the Warrant or the transfer of the Common Stock issued or issuable upon exercise of the Warrant in any manner which would interfere with the timely exercise of the Warrant; and (iii) the Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of effecting the exercise of the Warrant, the full number of shares of Common Stock which would be deliverable upon the exercise of the Warrant.

     5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part, whether by operation of law or otherwise, to any person or business entity, without the prior written consent of the Company, and any assignment to the contrary shall be null and void and of no force and effect. Notwithstanding the foregoing, but subject to the provisions of Section 4, the Holder may transfer the Warrant or a portion thereof to one or more trusts established for the exclusive benefit of such Holder and/or one or more of the Holder's spouse, children, grandchildren, parents, siblings, nieces or nephews (collectively, "Permitted Transferees"), or at death to the Holder's estate, to any of the Holder's Permitted Transferees, or to one or more trusts all of the beneficiaries of which are one or more of the Holder's Permitted Transferees; provided, however, that any such transferee shall hold the transferred Warrant subject to the terms and conditions of this Agreement. Any transfer permitted by the immediately preceding sentence shall be made by presentation of the Warrant to the Company with written instructions for such transfer, including evidence that the transfer is permitted hereunder. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants as permitted under this Section.

     6. GENERAL RESTRICTIONS. The Company shall not be required to sell or issue any Warrant Shares under this Warrant if the sale or issuance of such Warrant Shares would constitute a violation by the individual exercising the Warrant or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any Warrant Shares subject to the Warrant upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the



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issuance or purchase of Warrant Shares hereunder, the Warrant may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Warrant. Specifically, in connection with the Securities Act, unless a registration statement under the Securities Act is in effect with respect to the Warrant Shares covered by the Warrant, the Company shall not be required to sell or issue such Warrant Shares unless the Company has received evidence satisfactory to it that the holder of the Warrant may acquire such Warrant Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final, binding, and conclusive. Except as provided herein, the Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Warrant or the issuance of Warrant Shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Warrant shall not be exercisable unless and until the Warrant Shares covered by the Warrant are registered or are subject to an available exemption from registration, the exercise of the Warrant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Warrant shall not be exercisable unless the Holder shall have received all required regulatory approvals with respect to ownership of the Warrant Shares to be issued upon such exercise.

     7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8. TRANSFERS. The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     9. PAYMENT OF TAXES. The Holder agrees to promptly pay in cash to the Company, upon demand, any taxes that Company (or any affiliate of the Company) may be required to withhold or collect in connection with any exercise of the Warrant.

     10. CERTAIN NOTICES

     (a) NOTICE OF ADJUSTMENT. Upon any adjustment of the Exercise Price, the Company shall forthwith give written notice thereto to the Holder of this Warrant describing the event requiring the adjustment, stating the adjusted Exercise Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (b) NOTICES OF RECORD DATE. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or (iii) of



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the voluntary or involuntary dissolution, liquidation or winding-up of the
Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the notice shall not affect the legality or validity of any such action.

     (c) FORM AND DELIVERY REQUIREMENTS. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Warrant ("Notices") shall be in writing and shall be provided or given in one of the following five ways: (i) personal delivery, (ii) overnight courier service which provides a receipt acknowledging delivery, (iii) express mail or registered mail, return receipt requested, (iv) first class or priority mail, or (v) facsimile transmission. Within twenty four (24) hours of the time the party providing or giving the Notice deposits with or turns over the Notice (1) to the agent for personal delivery, (2) to an overnight courier service for delivery, (3) to a postal service office for delivery, return receipt requested, by express mail or registered mail, or (4) to a postal service box or office for delivery by first class or priority mail, such party providing or giving the Notice shall also transmit via facsimile a copy of such Notice, if less than fifty pages in length, to the other party at its facsimile number herein provided. All such Notices shall be deemed to have been so provided or given as follows: (a) provided or given by personal delivery--upon actual delivery to or refusal to accept delivery by party of the Notice, (b) provided or given by overnight courier service which provides a receipt acknowledging delivery--upon actual delivery to or refusal to accept delivery by party of the Notice during normal business hours, (c) provided or given by express mail or registered mail, return receipt requested--upon actual delivery to or refusal to accept delivery by party of the Notice during normal business hours, (d) provided or given by first class or priority mail--the date and time the party who is the sender receives from party who is a recipient a statement or acknowledgement signed by receiving party that such party received the Notice, and (e) provided or given by facsimile transmission--the date and time party who is transmitting the Notice by facsimile receives from the party who is receiving the Notice a statement or acknowledgment signed by such party that the Notice was received by facsimile transmission. Notices to a party shall be addressed to such party at its following address and facsimile number, or at such other address and facsimile number, and to the attention of such other officers or individuals as it may from time to time designate to the other parties in writing:

              (i) If to the Company:

                  Action Products International, Inc.
                  Attn: Chief Financial Officer
                  390 N. Orange Ave., Suite 2185
                  Orlando, Florida 32801
                  Facsimile No.: (407) 481-2781

             (ii) If to Holder, the address of the Holder as maintained on the books and records of the Company,

or to such other address as may be designated by a party in a notice to the other. Each notice, demand, request or communication that shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile) the facsimile confirmation report being deemed

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conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

   11 . REGISTRATION RIGHTS.

   11.1 PIGGYBACK REGISTRATION.

     (a) RIGHT TO PIGGYBACK. If (i) the Company proposes to register any of its Common Stock under the Securities Act except for offerings pursuant to registration statements relating to employee benefit plans or with respect to corporate reorganization or other transactions under Rule 145 of the Securities Act or otherwise registered on Form S-4 under the Securities Act (a "Qualified Public Offering") and (ii) the registration form to be used may be used for the registration of the Holder Registrable Securities (a "Piggyback Registration"), the Company will at least thirty (30) days prior to a Qualified Public Offering give written notice to the Holder of its intention to effect such a public offering. If the Holder desires to dispose of any the Holder Registrable Securities (as defined below) in the public offering, it shall provide written notice thereof to the Company within fifteen (15) days after the receipt of any such notice, specifying the Holder Registrable Securities intended to be disposed of by the Holder. Subject to Section 11.1(b), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Holder Registrable Securities which the Company has been so requested to register by the Holder on the same terms and conditions as the securities otherwise being sold in such registration, to the extent requisite to permit the disposition of the Holder Registrable Securities requested to be so registered. Nothing in this Section 11.1 shall prevent the Company from abandoning, at any time, an offering under which the Holder has requested a Piggyback Registration.

     (b) Priority in Piggyback Registrations. When a registration pursuant to this Section 11.1 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters, if the managing underwriter of such underwritten offering informs the Company in writing of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price to be received thereon, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or all securities (other than Holder Registrable Securities) proposed by the Company to be sold for the account of the holders thereof who had requested such registration, as the case may be; second, other registrable securities with priority over the Registrable Securities (based on the Company's agreements with the holders thereof); third, such Holder Registrable Securities requested to be included in such registration so proposed to be sold and so requested to be included; and fourth, other securities requested to be included in such registration, in such proportion as the Company may determine (based upon its agreements with the holders thereof). The Company agrees that any such determination is to be made solely by the managing underwriter and the Company agrees that it will act in good faith in seeking to have sold in the offering all of the shares requested to be sold.

     11.2 REGISTRATION PROCEDURES. If, whenever and to the extent that the Company is required to use commercially reasonable efforts to effect the registration of any Holder Registrable Securities under the Securities Act as provided in Section 11.1, the Company will as expeditiously as possible:

             (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective for a period of one hundred eighty (180) days or, if earlier, until all of such Holder Registrable Securities have been disposed of, provided that the Company may discontinue any registration of its securities at any time prior to the effective date of the registration statement relating thereto;

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            (ii)  prepare  and  file  with  the  Commission such  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period set forth in Section 11.3(i) above;

           (iii) furnish to Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to dispose of the Holder Registrable Securities;

            (iv) use commercially reasonable efforts to register or qualify all Holder Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, except that the Company shall not for any such purpose (a) be required to qualify generally to do business as a foreign corporation in any jurisdiction, (b) to subject itself to taxation in any such jurisdiction or (c) to consent to general service of process in any such jurisdiction;

             (v) notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

            (vi) use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     11.3 HOLDBACK AGREEMENTS. If, in connection with a public offering of shares of Common Stock of the Company registered pursuant to the Securities Act, the managing underwriter for such registration shall so request, the Holder shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Holder Registrable Securities (other than those Holder Registrable Securities included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Holder, which period shall begin not more than thirty (30) days prior to the date the Company has fixed plans to file the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days (or such other period as the officers and directors of the Company shall determine) after the effective date of such registration statement while this Warrant remains outstanding and unexpired..

     11.4 COPIES OF REGISTRATION STATEMENTS. The Company shall promptly provide the Holder with copies of all registration statements the Company files with the Commission under the Securities Act during the term of this Warrant Agreement.

     11.5 INDEMNIFICATION.

                  (a) Indemnification by the Company. In the event of any registration of any Holder Registrable Securities under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless Holder, its officers and directors, each underwriter for Holder, and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several ("Losses"), to which the Holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, (ii) any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any document incident to registration or qualification of any Holder Registrable Securities, (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or (iv) any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws (clauses (i) - (iv) above referred to hereafter as, a "Violation"); provided (i) that the Company shall not be liable in any such case to the extent that any such Losses (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in connection with such registration; (ii) that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Holder Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such Losses (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting a Violation at or prior to the written confirmation of the sale of Holder Registrable Securities to such Person if such Violation was corrected in such final prospectus; and (iii) that the Company shall not be liable for any amounts paid in settlement of any Losses or action if such settlement is effected without the consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

                  (b) Indemnification by Holder. In the event of any registration of the Holder Registrable Securities under the Securities Act, to the extent permitted by law, the Holder will indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Person selling securities under such registration statement or any of such other Person's partners, directors or officers or any Person who controls such Person, against any Losses, to which the Company or any such director, officer, controlling Person, underwriter, or such director, officer or controlling Person of such Person may become subject under the Securities Act or Exchange Act or other federal or state law, if such Losses arise out of or relate to a Violation that arose out of or related to the Company's reliance upon written information furnished to the Company about the Holder for use in the preparation of such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by the Holder.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 11.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 11.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Contribution. If the indemnification provided for in this Agreement shall for any reason be unavailable to an indemnified party under
Section 11.5(a) or 11.5(b) hereof in respect of any Losses (or any action or proceeding in respect thereof), then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such Losses (or action or proceeding in respect thereof), in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Holder included in the offering on the other hand, from the offering of the Holder Registrable Securities, and (ii) the relative fault of the Company on the one hand and the holders of the Holder Registrable Securities included in the offering on the other, with respect to the statements or omissions which resulted in such Losses (or action or proceeding in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder on the other with respect to such offering shall be deemed to be in the same proportion as the sum of the total subscription price paid to the Company in respect of the securities sold pursuant to the offering plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the Holder with respect to such offering exceeds the Exercise Price paid to the Company in respect of the Holder Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 11.5 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 11.5 shall be deemed to include, for purposes of this Section 11.5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Survival of Indemnity Obligations. The obligations of the Company and the Holder under this Section 11.5 shall survive completion of any offering of Holder Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (f) Limitation on Preliminary Prospectus Liability. The foregoing indemnity agreements of the Company and the Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the Person asserting the Losses at or prior to the time such action is required by the Securities Act.


         11.6 NO ASSIGNMENT OF REGISTRATION RIGHTS. The rights hereunder to cause the Company to register the Holder Registrable Securities may not be assigned by Holder except in connection with an assignment of the Warrant made in accordance with the terms of this Warrant Agreement.


     11.7 REGISTRATION EXPENSES.

                  (a) Company Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, and fees and disbursements of counsel for the Company and its independent certified public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding discounts and commissions and transfer taxes, if any) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, and in addition the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit or quarterly review, the expense of any liability insurance or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  (b) Holder Expenses. To the extent Registration Expenses are not required to be paid by the Company, Holder will pay those Registration Expenses allocable to the registration of the Warrant Shares so included, including fees of counsel for Holder, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.


     11.8 FURTHER COVENANTS RELATING TO AND LIMITATIONS ON REGISTRATION RIGHTS OF THE HOLDER.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 11.1 that Holder (i) agrees to sell any Holder Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  (b) The Company may require Holder to furnish to the Company such information regarding the Holder and the distribution of Warrant Shares as the Company may from time to time reasonably request in writing. The Company will give Holder copies of any registration statements and each prospectus filed with the Commission, and each amendment thereof or supplement thereto.

                  (c) The Holder agrees by acquisition of such Holder Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 11.3(v), the Holder will forthwith discontinue such Holder's disposition of Holder Registrable Securities pursuant to the registration statement relating to such Holder Registrable Securities until receipt of the copies of the supplemented or amended prospectus contemplated by
Section 11.3(v) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, then in the Holder's possession of the prospectus relating to such Holder Registrable Securities current at the time of receipt of such notice.

                  (d) The Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company's securities as the result of controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  (e) The Company shall have no obligation with respect to any registration requested pursuant to Section 11.1 or 11.2 to the extent the aggregate net proceeds reasonably anticipated to be received by the Holder in consideration for such Holder Registrable Securities would exceed the then outstanding amount of the Judgment.

         11.9 DEFINITIONS. As used in this Section 11, unless the context otherwise requires, the following terms have the following respective meanings:

                  Commission:   The  Securities  and  Exchange   Commission  or
any other Federal agency at the time administering the Securities Act.

                  Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

                  Holder Registrable Securities: Common Stock issued pursuant to this Warrant and (ii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  Person: A corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, an estate, a governmental or political subdivision thereof or a governmental agency.

                  Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.

     11.10 TERMINATION. The right to request registration or inclusion in any registration pursuant to Section 11.1 shall terminate on the date that the Holder Registrable Securities may immediately be sold under Rule 144 during any 90-day period.

     12. REDEMPTION.

                  (a) Right of Redemption. The Company may, on twenty (20) days prior written notice, redeem this Warrant at $0.001 per share of Common Stock issuable upon exercise of this Warrant as of the Redemption Date (as defined below), provided, however, that before any such call for redemption of this Warrant can take place there shall be in effect a registration statement under the Securities Act which registered the resale of the Common Stock issuable upon exercise of the Warrant.

                  (b) Redemption Procedure. In the event the Company exercises its right to redeem all of this Warrant, it shall give or cause to be given notice to the Holder of this Warrant, by mailing to such Holder a notice of redemption, first class, postage prepaid, not later than the twentieth (20th) day before the date fixed for redemption, at its last address as shall appear on the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where this Warrant shall be delivered and the redemption price shall be paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the Trading Day immediately preceding the date fixed for redemption. The date fixed for the redemption of this Warrant shall be the "Redemption Date", provided, however, that the Redemption Date may not be prior to August 13, 2003. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the Holder (A) to whom notice was not mailed or (B) whose notice was defective. An affidavit of the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  (c) Right to Exercise. Any right to exercise a warrant shall terminate at 5:00 p.m. (New York time) on the Trading Day immediately preceding the Redemption Date. The redemption price payable to Holder shall be mailed to the Holder at its address of record.

     13. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company. Holder will have and may exercise rights as a shareholder on all stock of the Company held by Holder.

     14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     15. AMENDMENTS. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

     16. BINDING EFFECT. Subject to all restrictions provided for in this Warrant and by applicable law relating to assignment and transfer of this Warrant, this Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

     17. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated except by a written instrument signed by the Company and the Holder; provided, however, that the Company or the Holder unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the other party hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     18. COUNTERPARTS. To facilitate execution, this Warrant may be executed in counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single contract. It shall not be necessary in making proof of this Warrant to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Without limiting the generality of the foregoing, the exchange by the parties hereto of counterparts by facsimile transmission shall be sufficient by create a binding and enforceable agreement.

     19. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida (excluding the choice of law rules thereof).

     20. JURISDICTION AND VENUE. Any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York. Each party hereto waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding and irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each party hereto further agrees to accept and acknowledge service or any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.


     IN WITNESS WHEREOF, each of the parties hereto has executed this Warrant or caused this Warrant to be duly executed on its behalf as of the date first above written.

ISSUER:

ACTION PRODUCTS INTERNATIONAL, INC.


By: /s/ RONALD S. KAPLAN
    --------------------
Title:  PRESIDENT AND CEO


HOLDER:

CEOCast, Inc.


By: /s/

Title: PRESIDENT
       ---------

                               NOTICE OF EXERCISE

TO:      Action Products International, Inc.
         Attn: Chief Financial Officer
         390 N. Orange Ave., Suite 2185
         Orlando, Florida 32801


         1. The undersigned hereby elects to purchase ________ shares of the Common Stock of Action Products International, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full, together with all applicable transfer taxes, if any, in the following manner: (check one box)

         [ ] cash
         [ ] certified check
         [ ] wire transfer
         [ ] a combination of any of the foregoing

         2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

         3. The undersigned represents that he/she/it will only sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.

-----------------------------------------
(Name)

-----------------------------------------
(Address)

-----------------------------------------


-----------------------------------------
(Telephone Number)

-----------------------------------------
(Facsimile Number)

-----------------------------------------
(E-mail Address)

-----------------------------------------
(Taxpayer Identification Number)

By: _____________________________________

Title: __________________________________

Date: ___________________________________